UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 14, 2011

CARRIZO OIL & GAS, INC.

(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas		77002
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Purchase Agreement

On November 14, 2011, Carrizo Oil & Gas, Inc. (the “Company”) and its wholly owned subsidiaries Bandelier Pipeline Holding, LLC, Carrizo (Eagle Ford) LLC, Carrizo (Marcellus) LLC, Carrizo (Marcellus) WV LLC, Carrizo Marcellus Holding Inc., Carrizo (Niobrara) LLC, CLLR, Inc, Hondo Pipeline, Inc. and Mescalero Pipeline, LLC (collectively, the “Subsidiary Guarantors”) entered into a Purchase Agreement (the “Purchase Agreement”) with Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and BNP Paribas Securities Corp., as representatives of a group of initial purchasers (collectively, the “Initial Purchasers”), pursuant to which the Company agreed to sell $200 million aggregate principal amount of the Company’s 8.625% Senior Notes due 2018 (the “Senior Notes”). The Senior Notes were offered and sold in a transaction exempt from the registration requirements under the Securities Act of 1933, as amended (the “Securities Act”). The Senior Notes were resold to qualified institutional buyers in reliance on Rule 144A under the Securities Act and to non-U.S. persons in reliance on Regulation S. The offering closed on November 17, 2011.

The Purchase Agreement contains customary representations and warranties of the parties and indemnification and contribution provisions under which the Company and the Subsidiary Guarantors, on one hand, and the Initial Purchasers, on the other, have agreed to indemnify each other against certain liabilities, including liabilities under the Securities Act.

The Company intends to use the net proceeds from the offering, which net proceeds are expected to be approximately $192.8 million after deducting the Initial Purchasers’ discounts and estimated offering expenses and excluding accrued interest, to repay a substantial portion of the borrowings outstanding under its U.S. senior credit facility.

The foregoing description of the Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 1.1 to this Current Report and incorporated by reference herein.

Registration Rights Agreement

In connection with the issuance and sale of the Senior Notes, on November 17, 2011, the Company and the Subsidiary Guarantors entered into a Registration Rights Agreement (the “Registration Rights Agreement”) with Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and BNP Paribas Securities Corp. Under the Registration Rights Agreement, the Company and the Subsidiary Guarantors agreed to use their commercially reasonable best efforts to file with the United States Securities and Exchange Commission and cause to become effective a registration statement relating to an offer to issue new notes having terms substantially identical to the Senior Notes in exchange for outstanding Senior Notes. In certain circumstances, the Company and the Subsidiary Guarantors may be required to use commercially reasonable efforts to file a shelf registration statement to cover resales of the Senior Notes. The Company may be required to pay additional interest to holders of the Senior Notes under certain circumstances in connection with its obligations under the Registration Rights Agreement.

The foregoing description of the Registration Rights Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report and incorporated by reference herein.

The information provided under Item 2.03 of this Current Report is incorporated into this Item 1.01 by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Officers’ Certificate, Indenture and Senior Notes

The Senior Notes described under Item 1.01 of this Current Report were issued pursuant to the indenture dated as of May 28, 2008, among the Company, certain of its subsidiaries named therein and the Trustee (the “Base Indenture”), as supplemented by the fourth supplemental indenture thereto dated as of November 2, 2010, the sixth supplemental indenture thereto dated May 4, 2011, the eighth supplemental indenture thereto dated August 5, 2011 and the Officers’ Certificate dated as of November 17, 2011 (together, the “Indenture”). The Senior Notes are general unsecured senior obligations of the Company. The Senior Notes are unconditionally guaranteed jointly and severally on a senior unsecured basis by the Subsidiary Guarantors and certain future subsidiaries of the Company. The Senior Notes issued in the offering were issued as “additional notes” under the Indenture and will be treated as a single series of debt securities with our existing 8.625% senior notes due 2018. Holders of the Senior Notes issued in the offering and the existing senior notes will vote as one series under the Indenture. The Senior Notes rank equal in right of payment with all existing and future senior indebtedness of the Company, and senior in right of payment to any future subordinated indebtedness of the Company. The Senior Notes are effectively junior in right of payment to any secured indebtedness of the Company to the extent of the collateral securing such indebtedness, and to any indebtedness and other liabilities of any non-guarantor subsidiaries. The subsidiary guarantees rank equal in right of payment with all existing and future senior indebtedness of each Subsidiary Guarantor, and senior in right of payment to any future subordinated indebtedness of each Subsidiary Guarantor. The subsidiary guarantees are effectively junior in right of payment to any secured indebtedness of each Subsidiary Guarantor to the extent of the collateral securing such indebtedness.

Interest and Maturity

The Senior Notes will mature on October 15, 2018 and interest on the Senior Notes is payable in cash semi-annually in arrears on each October 15 and April 15, commencing April 15, 2012. Interest will be payable to holders of record on the October 1st and April 1st immediately preceding the related interest payment date, and will be computed on the basis of a 360-day year consisting of twelve 30-day months.

Optional Redemption

At any time prior to October 15, 2013, the Company may on any one or more occasions redeem up to 35% of the aggregate principal amount of Senior Notes issued under the Indenture at a redemption price of 108.625% of the principal amount, plus accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), using the net cash proceeds of one or more equity offerings by the Company, provided that:

•

at least 65% of the aggregate principal amount of Senior Notes issued under the Indenture remains outstanding immediately after the occurrence of such redemption (excluding Senior Notes held by the Company and its subsidiaries); and

•	the redemption occurs within 180 days of the date of the closing of such equity offering.

Prior to October 15, 2014, the Company may redeem all or part of the Senior Notes upon not less than 30 or more than 60 days’ notice, at a redemption price equal to the sum of:

•	the principal amount thereof, plus

•

accrued and unpaid interest, if any, to the redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), plus

•	the Make Whole Premium (as defined in the Indenture) at the redemption date.

On and after October 15, 2014, the Company may redeem all or a part of the Senior Notes, upon not less than 30 or more than 60 days’ notice, at the redemption prices (expressed as percentages of principal amount) set forth below, plus accrued and unpaid interest, if any, to the applicable redemption date, on the Senior Notes redeemed to the applicable redemption date (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the redemption date), if redeemed during the twelve-month period beginning on October 15 of the years indicated below:

YEAR	PERCENTAGE
2014	104.313%
2015	102.875%
2016	101.438%
2017 and thereafter	100.000%

Change of Control

If a Change of Control (as defined in the Indenture) occurs, each holder of Senior Notes may require the Company to repurchase all or a portion of that holder’s Senior Notes for cash at a price equal to 101% of the aggregate principal amount of the Senior Notes repurchased, plus any accrued but unpaid interest on the notes repurchased, to, but excluding, the date of repurchase (subject to the right of holders of record on the relevant record date to receive interest due on an interest payment date that is on or prior to the repurchase date).

Certain Covenants

The Indenture contains covenants that, among other things, limit the Company’s ability and the ability of the Company’s restricted subsidiaries to:

•	pay distributions on, purchase or redeem the Company’s common stock or other capital stock or redeem its subordinated debt;

•	make investments;

•	incur or guarantee additional indebtedness or issue certain types of equity securities;

•	create certain liens;

•	sell assets;

•	consolidate, merge or transfer all or substantially all of the Company’s assets;

•	enter into agreements that restrict distributions or other payments from the Company’s restricted subsidiaries to the Company;

•	engage in transactions with affiliates; and

•	create unrestricted subsidiaries.

Events of Default

Upon a continuing event of default, the trustee or the holders of 25% of the principal amount of the Senior Notes may declare the Senior Notes immediately due and payable, except that a default resulting from a bankruptcy, insolvency or reorganization with respect to the Company, any restricted subsidiary of the Company that is a significant subsidiary or any group of its restricted subsidiaries that, taken together, would constitute a significant subsidiary of the Company, will automatically cause all Senior Notes to become due and payable. Each of the following constitutes an event of default under the Indenture:

•	default for 30 days in the payment when due of interest on the Senior Notes;

•	default in payment when due of the principal of, or premium, if any, on the Senior Notes;

•

failure by the Company to comply with the covenant relating to consolidations, mergers or transfers of all or substantially all of the Company’s assets or failure by the Company to purchase notes when required pursuant to the asset sale or change of control provisions of the Indenture;

•	failure by the Company for 120 days after notice to comply with its reporting obligations under the Indenture;

•	failure by the Company for 60 days after notice to comply with any of the other agreements in the Indenture;

•

default under any mortgage, indenture or instrument governing any indebtedness for money borrowed or guaranteed by the Company or any of its restricted subsidiaries, if such default: (i) is caused by a failure to pay principal, interest or premium on such indebtedness within any applicable grace period; or (ii) results in the acceleration of such indebtedness prior to its stated maturity, and, in each case, the principal amount of the indebtedness, together with the principal amount of any other such indebtedness under which there has been a payment default or acceleration of maturity, aggregates $30.0 million or more, subject to cure and waiver provision;

•	failure by the Company or any of its restricted subsidiaries to pay final judgments aggregating in excess of $30.0 million, which judgments are not paid, discharged or stayed for a period of 60 days;

•

any subsidiary guarantee is held in any judicial proceeding to be unenforceable or invalid, or ceases for any reason to be in full force and effect, or any Subsidiary Guarantor, or any person acting on behalf of any Subsidiary Guarantor, denies or disaffirms its obligations under its subsidiary guarantee; and

•

certain events of bankruptcy, insolvency or reorganization described in the Indenture with respect to the Company or any of the Company’s restricted subsidiaries that is a significant subsidiary or any group of its restricted subsidiaries that, taken as a whole, would constitute a significant subsidiary of the Company.

The foregoing description of the Indenture and the Senior Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Indenture, which components are exhibits to this Current Report and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit Number	Description

1.1	Purchase Agreement, dated as of November 17, 2011, by and between Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and BNP Paribas Securities Corp., as representatives of the several Initial Purchasers.

4.1	Indenture between Carrizo Oil & Gas, Inc., the subsidiaries named therein and Wells Fargo Bank, National Association, as trustee, dated as of May 28, 2008 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 28, 2008).

4.2	Fourth Supplemental Indenture among Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of November 2, 2010 (incorporated herein by reference to Exhibit 4.2 to the Company’s Current Report on Form 8-K filed on November 2, 2010).

4.3	Sixth Supplemental Indenture among Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated May 4, 2011 (incorporated herein by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2011).

4.4	Eighth Supplemental Indenture among Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated August 5, 2011 (incorporated herein by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2011).

4.5	Officers’ Certificate of the Company dated as of November 17, 2011.

10.1	Registration Rights Agreement, dated as of November 17, 2011, among Carrizo Oil & Gas, Inc., the Subsidiary Guarantors and Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC., and BNP Paribas Securities Corp.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:	/s/ Paul F. Boling
Name:	Paul F. Boling
Title:	Vice President and Chief Financial Officer

Date: November 17, 2011

Exhibit Index

Exhibit Number	Description

1.1	Purchase Agreement, dated as of November 17, 2011, by and between Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC and BNP Paribas Securities Corp., as representatives of the several Initial Purchasers.

4.1	Indenture between Carrizo Oil & Gas, Inc., the subsidiaries named therein and Wells Fargo Bank, National Association, as trustee, dated as of May 28, 2008 (incorporated herein by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 28, 2008).

4.2	Fourth Supplemental Indenture among Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated as of November 2, 2010 (incorporated herein by reference to Exhibit 4.2 to the Company Current Report on Form 8-K filed on November 2, 2010).

4.3	Sixth Supplemental Indenture among Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated May 4, 2011 (incorporated herein by reference to Exhibit 4.1 to the Company’s Quarterly Report on Form 10-Q filed on May 10, 2011).

4.4	Eighth Supplemental Indenture among Carrizo Oil & Gas, Inc., the Subsidiary Guarantors named therein and Wells Fargo Bank, National Association, as trustee, dated August 5, 2011 (incorporated herein by reference to Exhibit 4.3 to the Company’s Quarterly Report on Form 10-Q filed on August 9, 2011).

4.5	Officers’ Certificate of the Company dated as of November 17, 2011.

10.1	Registration Rights Agreement, dated as of November 17, 2011, among Carrizo Oil & Gas, Inc., the Subsidiary Guarantors and Credit Suisse Securities (USA) LLC, RBC Capital Markets, LLC., and BNP Paribas Securities Corp.